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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  FEBRUARY 21, 1997
                                                   --------------------


                                    SERACARE, INC.
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                (Exact name of registrant as specified in its charter)


     DELAWARE                       0-21781                    95-4343492
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(State or other                  (Commission               (I.R.S. Employer
jurisdiction of                   File Number)               Identification
incorporation)                                                   Number)


1925 CENTURY PARK EAST, SUITE 1970, LOS ANGELES, CALIFORNIA       90067
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (310) 772-7777
                                                     -------------------



                                    NOT APPLICABLE
--------------------------------------------------------------------------------
    (Former name or former address, if changed since last report)

Total sequentially numbered pages in this document: 14.


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ITEM 5.  OTHER ITEMS.

    On February 21, 1997, SeraCare, Inc. (the "Company") announced an agreement to provide plasma to North American Biologicals, Inc. ("NABI"). The agreement is for plasma from startup plasma collection centers established or to be established in Clearfield, Utah; Raleigh, North Carolina; Macon, Georgia; Pasco, Washington; and Toledo, Ohio. Pursuant to the agreement, individual contracts will be provided on a location specific basis as such centers obtain FDA reference numbers and begin to take donors. Location contracts will: provide for pricing at $50.00 per liter for source plasma and $54.00 for tetanus and CMV plasma, with NABI paying for softgoods and testing; have three-year terms; will provide for advances against collected plasma; and will have a renewal provision so that NABI can renew the contracts for a second three year term. Individual contracts will also include a formula for adjusting pricing on an annual basis. Based upon expected volumes of approximately 419,000 liters of plasma from the five indicated locations during the initial three years of their operation, the agreement is expected to generate more than $20.0 million in revenue during such period.

    Currently, the Company has opened three of the indicated locations in Clearfield, Utah; Raleigh, North Carolina; and Macon, Georgia. The Company is planning to open Pasco, Washington during March 1997 and Toledo, Ohio by May 1997.





ITEM 7.  EXHIBITS.

         Exhibit  A.         Location Contract covering Clearfield, Utah;
                             Raleigh, North Carolina; and Macon, Georgia.







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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SERACARE, INC.



Date:     FEBRUARY 28, 1997       By:        /S/
         ----------------------       -------------------------------
                                      Barry D. Plost
                                      Chairman of the Board, President
                                       and Chief Executive Officer

                                  By:        /S/
                                      -------------------------------
                                      Jerry L. Burdick
                                      Executive Vice President and
                                       Chief Financial Officer







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